UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – May 31, 2010

Item 1: Reports to Shareholders

Vanguard Convertible Securities Fund
Semiannual Report
May 31, 2010

> For the fiscal half-year ended May 31, Vanguard Convertible Securities Fund returned 6.62%, slightly behind the return of its benchmark index, but ahead of the average return of its peer group.

> Convertible securities again outperformed the broader U.S. stock and bond markets.

> The advisor’s relatively heavy exposure to the consumer discretionary sector benefited the fund as the economic recovery continued.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended May 31, 2010
Total
Returns
Vanguard Convertible Securities Fund	6.62%
Bank of America Merrill Lynch All US Convertibles Index	6.89
Convertible Securities Funds Average	5.23
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
November 30, 2009 , Through May 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.12	$12.66	$0.265	$0.000

Chairman’s Letter

Dear Shareholder,

In the six months ended May 31, 2010, convertible securities performed relatively strongly, especially when compared with the tepid U.S. stock and bond markets. Vanguard Convertible Securities Fund returned 6.62%, a bit behind the 6.89% result of its market benchmark, the Bank of America Merrill Lynch All US Convertibles Index, but better than the 5.23% average return of its peer group.

Convertibles consist of corporate bonds and preferred stocks that can be converted into the issuer’s common stock at a predetermined price. In a rising stock market, the conversion feature can translate into equity growth; when stock prices are in retreat, the bond characteristics can offer a cushion. Given their hybrid characteristics, it’s reasonable to expect convertible securities, as a group, to produce returns in between those of bonds and stocks.

At times, however, they can perform very differently. Such was the case in the recent six-month period, when the price of convertibles rose on increased demand. Investors sought alternatives to the generally lower yields available in the broader bond market without taking on the potentially greater risk of equities. This helped the convertible securities market to outperform both the broad U.S. stock and bond markets—as it did in fiscal year 2009.

The Convertible Securities Fund, which was closed to new accounts when I last wrote to you six months ago, reopened for personal investors on May 27, and the annual investment limitation of $25,000 on current accounts was eliminated. The fund was closed in June 2009, when the board of trustees decided that high levels of cash inflow, if continued, could impede the advisor’s ability to manage the portfolio. Cash flow has subsided since then, and the trustees, in conjunction with the advisor, have determined that the fund can now accommodate additional assets.

Amid global market turmoil, small-cap stocks were a bright spot
For the U.S. stock market, swift reversals were a theme during the six months. Stock prices rallied at the start of the period, pulled back in January, then surged higher on rapid growth in corporate earnings and pervasive optimism about the strength of the economic recovery. In May, however, as the scope of Europe’s fiscal challenges seemed to expand, stock prices retreated sharply. For the full six months, U.S. stocks returned about 3%. Small-caps, which are less exposed to global turmoil than large-cap multinationals, performed much better than larger stocks.

Market Barometer

			Total Returns
		Periods Ended May 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.53%	22.33%	0.67%
Russell 2000 Index (Small-caps)	14.84	33.62	2.77
Dow Jones U.S. Total Stock Market Index	2.78	23.49	1.25
MSCI All Country World Index ex USA (International)	-7.74	11.08	4.49

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.08%	8.42%	5.33%
Barclays Capital Municipal Bond Index	3.60	8.52	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.12	2.67

CPI
Consumer Price Index	0.85%	2.02%	2.33%

International stocks posted a weak six-month return. For U.S.-based investors, a strengthening U.S. dollar reduced the value of assets denominated in other currencies.

Surprising developments, fast-changing sentiment
For most of the past six months, corporate and municipal bonds were the fixed income market’s best performers. Riskier securities delivered the highest returns, and U.S. Treasury prices drifted lower. These dynamics reflected both optimism that the U.S. economic recovery was gaining traction, enhancing the creditworthiness of corporate borrowers, and investors’ wide-ranging search for yield in response to record-low short-term interest rates.

Toward the end of the period, however, investors retreated into U.S. Treasuries, rattled by Europe’s sovereign debt crisis. For the full six months, the broad taxable market returned a little more than 2%; municipal securities returned 3.60%.

Supply-demand mismatch again drove convertibles market
A supply-demand imbalance, which first arose amid the financial crisis of 2008, continued to raise prices for convertible securities. In the aftermath of the crisis, companies have been more reluctant to issue new convertibles or other forms of debt, instead focusing on cleaning up overburdened balance sheets. The dearth of new supply has occurred at the same

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.72%	1.41%

The fund expense ratio shown is from the prospectus dated March 24, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the fund’s annualized expense ratio was 0.68%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Convertible Securities Funds.

time that investors have been looking for returns beyond the choppy stock market and pedestrian bond market. The result has been a spike in the prices of outstanding convertibles.

The Convertible Securities Fund is managed differently than some of its competitors. Oaktree Capital Management, L.P., the fund’s advisor, invests almost exclusively in convertibles, while rivals sometimes include straight bonds and common stocks in their asset mixes. Further, Oaktree doesn’t make substantial investments in convertible preferred stocks, which behave much like common stocks. As the stock market rallied substantially starting in March 2009, albeit with plenty of volatility, Oaktree found convertible preferred stocks less attractive than usual. However, because these securities posted gains during most of the six-month period, the fund’s lack of exposure to convertible preferred stocks restrained its performance relative to the benchmark index.

However, the fund made up ground against the benchmark with its selections of lower-credit-quality convertible bonds. Oaktree, whose specialty is credit research, made sound investments in unrated bonds and bonds rated below investment grade (BB+ or lower by Standard & Poor’s). The advisor also held fewer investment-grade bonds than the index. Lower-rated bonds performed better than investment-grade bonds during the period, enhancing the fund’s relative performance.

The fund also benefited from sector positioning. Oaktree’s decision to place a greater emphasis than the benchmark on consumer discretionary issues served investors well. As the economy continued to improve, consumers felt more comfortable spending on vacations, entertainment, and big-ticket items. As of May 31, the fund held about 20% of its assets in the consumer discretionary sector, compared with about 12% for the benchmark index. However, the fund also was overrepre-sented compared with the index in the information technology sector, one of the market’s weaker performers.

For more information on the fund’s positioning and performance during the half-year, please see the Advisor’s Report that follows this letter.

Hybrid assets offer further diversification
Diversification is one of the guiding principles of any long-term investment program. Stocks, bonds, and cash investments are the major asset classes, and convertible securities––a hybrid with both stock and bond characteristics––offer investors the opportunity for additional diversification.

The superior returns of convertible securities—compared with conventional stocks and bonds—in recent periods underscore the unpredictability of both the broad financial markets and the convertibles market, as well as the importance of diversification.

Of course, nobody knows exactly how the markets will fare in the future or which asset classes will lead in any time period. At Vanguard, we emphasize the importance of investing across and within asset classes, in degrees that match your goals, risk tolerance, and time horizon. The Convertible Securities Fund, which counts its historically low expenses and the advisor’s strong credit analysis among its advantages, can serve a complementary role in your portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 10, 2010

Advisor’s Report

We are pleased to report that Vanguard Convertible Securities Fund performed reasonably well in a volatile investing environment during the first six months of its 2010 fiscal year. The fund’s performance was well ahead of the Standard & Poor’s 500 Index and in line with our long-term goal of providing equity-like returns with less volatility and a stronger claim on corporate assets. We are very pleased to note that the fund has met this goal since we began managing the portfolio in 1996. During this longer period (November 1996 through May 2010), the S&P 500 returned 96% while the fund returned nearly 170%, with only 82% of the index’s volatility.

Importantly, this performance was achieved through investing principally in intermediate-term convertible bonds, which are higher in the corporate capital structure than equities, and therefore structurally superior. On balance, we feel that investing in convertible securities through the fund has been a successful, risk-controlled way to achieve equity-like appreciation.

For the convertibles market, most of the past six months extended the positive investing environment of 2009, but the period ended with a severe correction that erased all the gains from early 2010. Despite our profit-taking in highly appreciated securities and our focus on holding convertibles with a combination of upside potential and downside protection, the fund performance declined sharply in May as prices fell for its underlying stocks and most credit instruments. For the full six-month period, our return was in line

Major Portfolio Changes
Six Months Ended May 31, 2010

Additions	Comments
MGM Mirage	Statistically attractive new issue with good long-term
(4.25% convertible note due 4/15/15)	equity prospects.
ArvinMeritor	Attractive convertible with an improving fundamental picture.
(4.63% convertible note due 3/1/26)	Convertibles are puttable at 100 in March 2016.
Salesforce.com	Above-average fundamentals—the convertible provides good
(0.75% convertible note due 1/15/15)	upside participation and limited downside risk.
Virgin Media	High-yielding convertible bond with good long-term
(6.50% convertible note due 11/15/16)	equity prospects.

Reductions	Comments
Ford Motor	Sold all after substantial appreciation.
(4.25% convertible note due 11/15/16)
Hornbeck Offshore Services	Sold all after the convertible developed a high conversion premium
(1.63% convertible note due 11/15/26)	and lost its equity sensitivity.
Sybase	Sold after company agreed to be acquired by SAP.
(3.50% convertible note due 8/15/29
Teva Pharmaceutical Industries	Sold all after substantial appreciation.
(1.75% convertible note due 2/1/26)
Bank of America	Sold all based on appreciation and an unattractively high
(7.25% convertible preferred)	conversion premium.

with that of our primary benchmark, the Bank of America Merrill Lynch All US Convertibles Index.

The investment environment
In the first five months of our 2010 fiscal year, security prices (including those of convertibles) trended higher, as many companies showed improving fundamentals and the U.S. economy appeared to be strengthening. In May, however, the Eurozone sovereign debt concerns completely overwhelmed the improving domestic outlook, leading to the market correction discussed above.

Convertible securities performed relatively well in this environment, joining in the price rises of their underlying stocks early in the period but not giving back all of their gains when the market retreated. However, convertibles were hurt by rising credit spreads late in the period and by sharp declines in the stocks of many small- and mid-capitalization companies.

Demand for convertibles remained firm throughout the period, except for a short spell early in 2010 when some convertible arbitrage (hedge) funds sold heavily to meet redemptions. That put some downward pressure on convertible prices, but a variety of buyers soon stepped in to take advantage of the forced selling. These bouts of forced selling continue to present excellent buying opportunities for long-term investors such as ourselves.

We were very busy throughout the period as a number of holdings underwent changes that affected our portfolio and its subsequent performance. Several convertibles had very large price gains, which led us to take profits, while a few were reduced or eliminated after becoming relatively unattractive. We were pleased to find numerous purchase opportunities in the secondary market, many of which have performed well.

After several weeks of inactivity in early 2010, new convertible issuance resumed with several interesting deals coming to market. Some of the larger issues came from Hartford Financial Services Group, MGM Mirage (now MGM Resorts International), Owens-Brockway Glass Containers, Priceline.com, and Salesforce.com. Given the strong overall demand for convertibles, all of the new issues were well received and traded well. Still, the level of new convertible issuance remains relatively low, primarily because of low interest rates and narrow credit spreads. These two factors have encouraged issuance in the nonconvertible high-grade and high-yield bond markets during the past several months, but not so for new convertible issuance.

Our successes
Many holdings produced strong gains during the six months. Our convertible-bond investment in Ford Motor was an outstanding performer. Ford’s stock rose 26%, pushing the convertible bonds (issued at 100 in November 2009) into the 160s by mid-period. Given their increased downside risk, we sold our 2.5% portfolio weighting in the bonds.

Other significant contributors were convertibles from Fifth Third Bancorp, Interpublic Group, Micron Technology,

and Navistar International. We were also fortunate to own a few issues from companies involved in mergers; our convertibles soared after the underlying issuer was acquired. These holdings included Chattem, OSI Pharmaceuticals, and Sybase, all of which we have now sold.

Our shortfalls
As is normal for any diversified portfolio, a few holdings didn’t work out as expected. Our significant underperformers were convertibles from Goodrich Petroleum, Priceline.com, Steel Dynamics, and SunPower. We also had two investments that were weakened by specific and unusual events—Massey Energy (by the coal mine disaster in West Virginia) and Gaylord Entertainment (by the flooding of a core convention hotel after extraordinarily heavy rain in Nashville, Tennessee). We have sold our Massey investment because of its very high conversion premium, but we are maintaining our exposure to Gaylord.

Our positions in Liberty Global, Owens-Brockway, SunPower, and Virgin Media were hurt by the recent developments in Europe. All of these companies have significant direct or indirect exposure to the weakness in the European economies. We are pleased to report that there were no negative credit events in the portfolio during this reporting period.

The fund’s positioning
Despite the recent market correction, our outlook for convertibles and the fund is positive. Convertible securities in general have fallen in price during the past few weeks, and we see numerous attractive opportunities for long-term investing. Most important, the balance sheets of the vast majority of our issuers are in solid shape and, in several cases, improving. The portfolio remains fully invested, and we continue to find purchase opportunities across many parts of the market. Our average current yield is a relatively attractive 3.0%, and our average conversion premium is 30%, affording the portfolio reasonable upside participation if the equity market begins rising again.

As you probably know, Vanguard has reopened the fund after nearly a year in which it was closed to new investment. Our initial expectation was that the reopening could provide additional cash inflow to offset some recent redemption activity (such offsets make it much easier to maintain a stable market value), but we soon saw a larger benefit: Given the recent correction in equity prices and some decline in convertible valuation, we now believe there are many bargains present in the convertible universe. These potential investments consist of short- to intermediate-term convertible bonds from companies with stable credit, and we think they may offer very attractive upside potential relative to downside risk. The bottom line is that we consider convertibles a good place to be in this highly uncertain investing environment.

Larry W. Keele, CFA
Principal and Founder
Oaktree Capital Management, L.P.
June 10, 2010

Convertible Securities Fund

Fund Profile
As of May 31, 2010

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	118
30-day SEC yield	3.65%
Conversion Premium	30.1%
Average Weighted Maturity	4.8 years
Average Coupon	3.1%
Average Quality	B+
Average Duration	4.2 years
Foreign Holdings	7.2%
Turnover Rate (Annualized)	98%
Expense Ratio[1]	0.72%
Short-Term Reserves	0.5%
Ratings: Standard & Poor’s.

Distribution by Maturity (% of fixed income
portfolio)
Under 1 Year	1.5%
1 - 5 Years	77.6
5 - 10 Years	17.8
20 - 30 Years	3.1

Distribution by Credit Quality (% of fixed
income portfolio)
A	4.6%
BBB	4.9
BB	18.5
B	26.1
Below B	9.8
Not Rated	36.1
Ratings: Standard & Poor’s.

Total Fund Volatility Measures
BofAML
All US
Convertibles
Index
R-Squared	0.97
Beta	0.92

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
SBA Communications	Wireless
Corp.	Telecommunication
	Services	3.6%
Equinix Inc.	Internet Software &
	Services	2.8
EMC Corp.	Computer Storage
	& Peripherals	2.8
Micron Technology Inc.	Semiconductors	2.7
ON Semiconductor Corp.	Semiconductors	2.5
Life Technologies Corp.	Life Sciences Tools
	& Services	2.3
MGM Mirage	Casinos & Gaming	2.2
AMR Corp.	Airlines	1.9
Virgin Media Inc.	Cable & Satellite	1.9
Interpublic Group of Cos.	Advertising
Inc.		1.8
Top Ten		24.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is  from the prospectus dated March 24, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the annualized expense ratio was 0.68%.

Convertible Securities Fund

Sector Diversification (% of market exposure)
		BofAML
		All US
		Convertibles
	Fund	Index
Consumer
Discretionary	20.2%	11.9%
Consumer Staples	2.6	3.1
Energy	7.3	9.2
Financials	7.7	21.4
Health Care	16.8	18.6
Industrials	11.1	7.2
Information
Technology	23.4	20.2
Materials	4.9	4.5
Telecommunication
Services	6.0	2.7
Utilities	0.0	1.2

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1999, Through May 31, 2010

Spliced Convertibles Index: CS First Boston Convertibles Index through November 30, 2004, Bank of America Merrill Lynch All US Convertibles Index thereafter.

Note: For 2010, performance data reflect the six months ended May 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities Fund	6/17/1986	44.16%	7.69%	3.72%	0.91%	4.63%

Fund returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Convertible Bonds (90.6%)
Consumer Discretionary (17.0%)
ArvinMeritor Inc. Cvt.	4.625%	3/1/26	25,130	24,439
DR Horton Inc. Cvt.	2.000%	5/15/14	16,189	18,172
1 Gaylord Entertainment Co. Cvt.	3.750%	10/1/14	16,060	18,529
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	7,132	5,813
1 International Game Technology Cvt.	3.250%	5/1/14	9,435	11,357
Interpublic Group of Cos. Inc. Cvt.	4.250%	3/15/23	13,115	13,672
1 Lennar Corp. Cvt.	2.000%	12/1/20	11,810	10,983
1 Liberty Global Inc. Cvt.	4.500%	11/15/16	20,180	23,031
Liberty Media LLC Cvt.	3.125%	3/30/23	6,930	7,320
1 MGM Mirage Cvt.	4.250%	4/15/15	38,715	35,521
1 priceline.com Inc. Cvt.	1.250%	3/15/15	22,510	20,934
Saks Inc. Cvt.	2.000%	3/15/24	20,705	19,256
Stanley Black & Decker Inc. Cvt.	0.000%	5/17/12	8,815	9,352
1 TRW Automotive Inc. Cvt.	3.500%	12/1/15	20,414	24,880
Virgin Media Inc. Cvt.	6.500%	11/15/16	26,355	29,847
				273,106
Consumer Staples (2.6%)
Nash Finch Co. Cvt.	1.631%	3/15/35	12,895	5,738
Smithfield Foods Inc. Cvt.	4.000%	6/30/13	12,520	12,739
Tyson Foods Inc. Cvt.	3.250%	10/15/13	19,155	23,082
				41,559
Energy (7.1%)
Alpha Natural Resources Inc. Cvt.	2.375%	4/15/15	19,515	19,466
1 BPZ Resources Inc. Cvt.	6.500%	3/1/15	7,885	7,964
Chesapeake Energy Corp. Cvt.	2.750%	11/15/35	25,061	22,336
GMX Resources Inc. Cvt.	4.500%	5/1/15	7,925	5,537
Goodrich Petroleum Corp. Cvt.	5.000%	10/1/29	14,676	11,869
1 James River Coal Co. Cvt.	4.500%	12/1/15	9,435	8,550
Peabody Energy Corp. Cvt.	4.750%	12/15/41	9,500	9,524
Quicksilver Resources Inc. Cvt.	1.875%	11/1/24	13,050	13,409
St. Mary Land & Exploration Co. Cvt.	3.500%	4/1/27	14,140	15,130
				113,785
Financials (4.6%)
1 BioMed Realty LP Cvt.	3.750%	1/15/30	4,115	4,403
Dollar Financial Corp. Cvt.	3.000%	4/1/28	13,780	12,729
Forest City Enterprises Inc. Cvt.	3.625%	10/15/14	6,475	6,860
1 Host Hotels & Resorts LP Cvt.	2.500%	10/15/29	15,925	18,712

Convertible Securities Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National Retail Properties Inc. Cvt.	5.125%	6/15/28	4,930	5,312
1 PHH Corp. Cvt.	4.000%	9/1/14	7,350	7,901
1 Rayonier TRS Holdings Inc. Cvt.	3.750%	10/15/12	4,940	5,107
Rayonier TRS Holdings Inc. Cvt.	3.750%	10/15/12	130	134
1 Rayonier TRS Holdings Inc. Cvt.	4.500%	8/15/15	10,875	12,207
				73,365
Health Care (15.7%)
1 American Equity Investment Life Holding Co. Cvt.	5.250%	12/6/29	6,655	7,734
American Medical Systems Holdings Inc. Cvt.	3.250%	7/1/36	2,016	2,467
American Medical Systems Holdings Inc. Cvt.	4.000%	9/15/41	12,049	15,995
BioMarin Pharmaceutical Inc. Cvt.	1.875%	4/23/17	10,570	11,614
1 Biovail Corp. Cvt.	5.375%	8/1/14	23,190	27,596
Cephalon Inc. Cvt.	2.500%	5/1/14	25,595	27,131
Chemed Corp. Cvt.	1.875%	5/15/14	12,362	11,481
Cubist Pharmaceuticals Inc. Cvt.	2.250%	6/15/13	3,283	3,119
Gilead Sciences Inc. Cvt.	0.625%	5/1/13	10,135	11,288
1 Greatbatch Inc. Cvt.	2.250%	6/15/13	2,215	1,955
Greatbatch Inc. Cvt.	2.250%	6/15/13	1,540	1,359
1 Inverness Medical Innovations Inc. Cvt.	3.000%	5/15/16	8,400	8,452
Inverness Medical Innovations Inc. Cvt.	3.000%	5/15/16	4,460	4,488
Isis Pharmaceuticals Inc. Cvt.	2.625%	2/15/27	6,080	5,746
1 Kinetic Concepts Inc. Cvt.	3.250%	4/15/15	7,465	7,633
Life Technologies Corp. Cvt.	1.500%	2/15/24	32,622	36,938
LifePoint Hospitals Inc. Cvt.	3.500%	5/15/14	13,175	12,714
Mylan Inc. Cvt.	1.250%	3/15/12	14,060	14,622
NuVasive Inc. Cvt.	2.250%	3/15/13	19,570	21,331
1 PSS World Medical Inc. Cvt.	3.125%	8/1/14	4,200	5,087
Viropharma Inc. Cvt.	2.000%	3/15/17	15,608	13,911
				252,661
Industrials (10.6%)
1 AAR Corp. Cvt.	1.625%	3/1/14	5,110	4,209
1 Alliant Techsystems Inc. Cvt.	2.750%	9/15/11	6,675	6,592
Alliant Techsystems Inc. Cvt.	2.750%	9/15/11	4,615	4,557
AMR Corp. Cvt.	6.250%	10/15/14	28,767	30,097
1 Avis Budget Group Inc. Cvt.	3.500%	10/1/14	10,896	10,787
Barnes Group Inc. Cvt.	3.375%	3/15/27	8,215	7,568
1 Barnes Group Inc. Cvt.	3.375%	3/15/27	5,240	4,827
Continental Airlines Inc. Cvt.	4.500%	1/15/15	14,820	18,340
1 Covanta Holding Corp. Cvt.	3.250%	6/1/14	16,700	17,055
General Cable Corp. Cvt.	0.875%	11/15/13	2,690	2,401
L-3 Communications Holdings Inc. Cvt.	3.000%	8/1/35	20,866	21,101
Navistar International Corp. Cvt.	3.000%	10/15/14	17,145	21,174
SunPower Corp. Cvt.	4.750%	4/15/14	12,875	10,397
1 SunPower Corp. Cvt.	4.500%	3/15/15	9,350	7,454
UAL Corp. Cvt.	4.500%	6/30/21	4,175	4,102
				170,661
Information Technology (23.1%)
Alliance Data Systems Corp. Cvt.	1.750%	8/1/13	18,710	19,575
Arris Group Inc. Cvt.	2.000%	11/15/26	6,590	6,260
CACI International Inc. Cvt.	2.125%	5/1/14	9,215	9,273
1 CACI International Inc. Cvt.	2.125%	5/1/14	1,575	1,585
1 Ciena Corp. Cvt.	4.000%	3/15/15	11,290	11,643
1 CSG Systems International Inc. Cvt.	3.000%	3/1/17	3,855	3,922
EMC Corp. Cvt.	1.750%	12/1/11	21,600	26,541
EMC Corp. Cvt.	1.750%	12/1/13	14,090	17,982

Convertible Securities Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Equinix Inc. Cvt.	2.500%	4/15/12	30,915	32,461
Equinix Inc. Cvt.	3.000%	10/15/14	3,120	3,140
Equinix Inc. Cvt.	4.750%	6/15/16	7,355	9,470
GSI Commerce Inc. Cvt.	2.500%	6/1/27	4,215	4,705
1 Intel Corp. Cvt.	3.250%	8/1/39	15,705	18,866
Microchip Technology Inc. Cvt.	2.125%	12/15/37	9,815	9,643
Micron Technology Inc. Cvt.	1.875%	6/1/14	48,760	43,640
NetApp Inc. Cvt.	1.750%	6/1/13	21,020	26,984
Nuance Communications Inc. Cvt.	2.750%	8/15/27	12,025	13,107
ON Semiconductor Corp. Cvt.	2.625%	12/15/26	39,903	39,454
1 Rovi Corp. Cvt.	2.625%	2/15/40	19,590	19,786
1 Salesforce.com Inc. Cvt.	0.750%	1/15/15	14,665	16,700
Symantec Corp. Cvt.	1.000%	6/15/13	16,865	17,202
1 SYNNEX Corp. Cvt.	4.000%	5/15/18	3,170	3,535
1 TeleCommunication Systems Inc. Cvt.	4.500%	11/1/14	2,755	2,428
TTM Technologies Inc. Cvt.	3.250%	5/15/15	6,461	6,243
VeriSign Inc. Cvt.	3.250%	8/15/37	6,874	6,427
				370,572
Materials (4.8%)
1 Cemex SAB de CV Cvt.	4.875%	3/15/15	17,825	18,649
1 Owens-Brockway Glass Container Inc. Cvt.	3.000%	6/1/15	22,470	21,684
Steel Dynamics Inc. Cvt.	5.125%	6/15/14	24,395	27,414
Stillwater Mining Co. Cvt.	1.875%	3/15/28	9,990	9,203
				76,950
Telecommunication Services (5.1%)
SBA Communications Corp. Cvt.	1.875%	5/1/13	50,019	49,769
SBA Communications Corp. Cvt.	4.000%	10/1/14	7,005	8,818
tw telecom Inc. Cvt.	2.375%	4/1/26	21,285	23,360
				81,947
Utilities (0.0%)
Unisource Energy Corp. Cvt.	4.500%	3/1/35	750	728
Total Convertible Bonds (Cost $1,382,152)				1,455,334

			Shares
Convertible Preferred Stocks (8.1%)
Consumer Discretionary (2.9%)
1 Dana Holding Corp. Pfd.	4.000%		120,362	11,434
* Ford Motor Co. Capital Trust II Pfd.	6.500%		453,600	20,525
Interpublic Group of Cos. Inc. Pfd.	5.250%		17,400	15,269
				47,228
Energy (0.2%)
Goodrich Petroleum Corp. Pfd.	5.375%		94,000	2,526

Financials (3.1%)
Aspen Insurance Holdings Ltd. Pfd.	5.625%		153,560	8,187
Fifth Third Bancorp Pfd.	8.500%		118,060	15,914
† Hartford Financial Services Group Inc. Pfd.	7.250%		455,000	10,834
KeyCorp Pfd.	7.750%		49,352	4,836
New York Community Capital Trust V Pfd.	6.000%		175,100	8,641
† Synovus Financial Corp. Pfd.	8.250%		37,900	1,027
				49,439
Health Care (0.8%)
Inverness Medical Innovations Inc. Pfd.	3.000%		53,867	13,332

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Industrials (0.3%)
Continental Airlines Finance Trust II Pfd.	6.000%	163,300	4,879

Telecommunication Services (0.8%)
Crown Castle International Corp. Pfd.	6.250%	244,110	13,411
Total Convertible Preferred Stocks (Cost $115,833)			130,815
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
2 Vanguard Market Liquidity Fund
(Cost $8,554)	0.246%	8,554,062	8,554
Total Investments (99.2%) (Cost $1,506,539)			1,594,703
Other Assets and Liabilities (0.8%)
Other Assets			28,265
Liabilities			(16,077)
			12,188
Net Assets (100%)
Applicable to 126,934,780 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,606,891
Net Asset Value Per Share			$12.66

At May 31, 2010, net assets consisted of:
			Amount
			($000)
Paid-in Capital			1,458,743
Undistributed Net Investment Income			14,811
Accumulated Net Realized Gains			45,173
Unrealized Appreciation (Depreciation)			88,164
Net Assets			1,606,891

• See Note A in Notes to Financial Statements.
* Non-income-producing security. Issuer has temporarily deferred cash payments on this security since April 2009.
† Non-income-producing security. New issue that has not paid a dividend as of May 31, 2010.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the aggregate value of these securities was  449,692,000, representing 28.0% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2010
($000)
Investment Income
Income
Dividends	4,164
Interest[1]	37,411
Total Income	41,575
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,978
Performance Adjustment	994
The Vanguard Group—Note C
Management and Administrative	1,658
Marketing and Distribution	233
Custodian Fees	10
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	5,888
Net Investment Income	35,687
Realized Net Gain (Loss) on Investment Securities Sold	99,736
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(20,111)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,312
1 Interest income from an affiliated company of the fund was $18,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,687	63,335
Realized Net Gain (Loss)	99,736	14,693
Change in Unrealized Appreciation (Depreciation)	(20,111)	384,316
Net Increase (Decrease) in Net Assets Resulting from Operations	115,312	462,344
Distributions
Net Investment Income	(36,627)	(52,335)
Realized Capital Gain	—	—
Total Distributions	(36,627)	(52,335)
Capital Share Transactions
Issued	48,533	793,297
Issued in Lieu of Cash Distributions	31,066	44,451
Redeemed[1]	(266,235)	(248,682)
Net Increase (Decrease) from Capital Share Transactions	(186,636)	589,066
Total Increase (Decrease)	(107,951)	999,075
Net Assets
Beginning of Period	1,714,842	715,767
End of Period[2]	1,606,891	1,714,842

1 Net of redemption fees for fiscal 2010 and 2009 of $240,000 and $1,027,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $14,811,000 and $14,803,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.12	$8.86	$14.95	$14.81	$13.57	$13.62
Investment Operations
Net Investment Income	.263[1]	.475	.401	.420	.430	.290
Net Realized and Unrealized Gain (Loss)
on Investments	.542	3.211	(5.170)	1.250	1.620	.480
Total from Investment Operations	.805	3.686	(4.769)	1.670	2.050	.770
Distributions
Dividends from Net Investment Income	(.265)	(.426)	(.501)	(.510)	(.380)	(.320)
Distributions from Realized Capital Gains	—	—	(.820)	(1.020)	(.430)	(.500)
Total Distributions	(.265)	(.426)	(1.321)	(1.530)	(.810)	(.820)
Net Asset Value, End of Period	$12.66	$12.12	$8.86	$14.95	$14.81	$13.57

Total Return[2]	6.62%	42.55%	-34.81%	12.34%	15.70%	5.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,607	$1,715	$716	$872	$727	$552
Ratio of Total Expenses to
Average Net Assets[3]	0.68%[4]	0.72%	0.71%	0.77%	0.87%	0.86%
Ratio of Net Investment Income to
Average Net Assets	4.10%[4]	4.65%	3.28%	2.83%	3.14%	2.18%
Portfolio Turnover Rate	98%[4]	103%	77%	116%	138%	86%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.11%, 0.12%, 0.15%, 0.16%, 0.22%, and 0.20%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and for the period ended May 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index). For the six months ended May 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before an increase of $994,000 (0.11%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2010, the fund had contributed capital of $324,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Preferred Stocks	130,815	—	—
Convertible Bonds	—	1,455,334	—
Temporary Cash Investments	8,554	—	—
Total	139,369	1,455,334	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2010, the fund realized gains of $50,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2010, the fund realized net gains of $898,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Convertible Securities Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $53,640,000 to offset future net capital gains through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2010, the cost of investment securities for tax purposes was $1,506,971,000. Net unrealized appreciation of investment securities for tax purposes was $87,732,000, consisting of unrealized gains of $124,662,000 on securities that had risen in value since their purchase and $36,930,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2010, the fund purchased $828,424,000 of investment securities and sold $1,018,440,000 of investment securities, other than temporary cash investments

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2010	November 30, 2009
	Shares	Shares
	(000)	(000)
Issued	3,781	80,121
Issued in Lieu of Cash Distributions	2,420	4,244
Redeemed	(20,744)	(23,668)
Net Increase (Decrease) in Shares Outstanding	(14,543)	60,697

H. In preparing the financial statements as of May 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2009	5/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,066.22	$3.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.54	3.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.68%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory agreement with Oaktree Capital Management, L.P. The board determined that the retention of Oaktree was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Oaktree, founded in 1995, specializes in managing convertible securities. The advisor uses a bottom-up investment approach to select convertible securities with the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%) Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 23, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.